EXHIBIT 99.1


               IASIS Healthcare Announces Year-End Results

     FRANKLIN, Tenn.--(BUSINESS WIRE)--Nov. 15, 2004--IASIS Healthcare(R) LLC today announced financial and operating results for the fiscal fourth quarter and year ended September 30, 2004. The results for the year ended September 30, 2004, reflect the combined financial performance of IASIS Healthcare LLC (IASIS
LLC) and its predecessor, IASIS Healthcare Corporation (IASIS). References in this press release to the "Company" include IASIS LLC and IASIS.
    Net revenue for the quarter ended September 30, 2004, increased
26.3% to $357.7 million compared with $283.2 million in the same quarter of last year. Adjusted EBITDA for the fourth quarter increased
26.1% to $43.5 million compared with $34.5 million in the prior-year period. A table describing adjusted EBITDA and reconciling net earnings (loss) to adjusted EBITDA is included in this press release in the attached Supplemental Condensed and Consolidated Statements of Operations Information. Net earnings were $3.5 million for the quarter ended September 30, 2004, compared with $2.0 million for the prior-year period.
    Total hospital admissions increased 7.8% and adjusted admissions increased 4.7% for the three months ended September 30, 2004, compared with the same prior-year period. On a same facility basis, hospital admissions decreased 1.8%, adjusted admissions decreased 2.6% and net patient revenue per adjusted admission increased 6.1% for the quarter ended September 30, 2004, compared with the same prior-year period.
    In commenting on the quarterly results, David R. White, chairman and chief executive officer of IASIS LLC, said, "We are pleased with the fourth quarter results and with the completion of another year of solid financial performance and growth. This has been a year of significant milestones for the Company, including our first hospital acquisition since the formation of IASIS and the successful transfer of majority ownership in the Company to Texas Pacific Group. As we enter a new fiscal year, we remain focused on delivering high-quality healthcare in each of our communities, the advancement of our information systems, the expansion of services and continued growth for the Company."
    Net revenue, on a combined basis, for the year ended September 30, 2004, increased 27.3% to $1.4 billion compared with $1.1 billion in the prior year. On a combined basis, adjusted EBITDA for the year ended September 30, 2004, increased 23.0% to $181.6 million compared with $147.6 million for the prior year. Net loss, on a combined basis, was $32.4 million for the year ended September 30, 2004, compared with net earnings of $20.6 million in the prior year. Combined net loss for the year ended September 30, 2004, included a $51.9 million loss on early extinguishment of debt and $19.8 million of merger expenses, both incurred in connection with the acquisition of IASIS by an investor group led by Texas Pacific Group. Additionally, the combined net loss in 2004 also included an $8.9 million non-cash charge in the second quarter of 2004 related to an amendment of the Company's previous senior secured credit facilities. Net loss for the prior year included an impairment charge of $11.7 million on assets held for sale and a loss on early extinguishment of debt of $3.9 million.
    On a combined basis, hospital admissions increased 9.0% and adjusted admissions increased 5.1% for the year ended September 30, 2004, compared with the prior year. On a combined same facility basis, hospital admissions increased 2.2%, adjusted admissions decreased 0.1% and net patient revenue per adjusted admission increased 10.6% for the year ended September 30, 2004, compared with the prior year.
    On a combined basis, cash flows provided by operating activities for the year ended September 30, 2004, were $82.1 million, including cash uses of $56.6 million for bond tender and consent fees and other merger related expenses, compared with cash flows provided by operating activities of $117.3 million in the prior year. At September
30, 2004, the Company had cash of $98.8 million and $213.3 million
(net of outstanding letters of credit) available under the Company's
$250.0 million revolving credit facility. Subsequent to year end, the Company retired its remaining $3.5 million of outstanding 13% senior subordinated notes. This amount is included in current liabilities in the Company's balance sheet as of September 30, 2004.
    Effective October 1, 2004, the Company expanded its charity care policy to cover uninsured patients with income above 200% of the federal poverty level. IASIS has traditionally provided charity care to patients with income levels below 200% of the federal poverty level and will continue this practice. Under the new program, a sliding scale of significantly reduced rates will be offered to uninsured patients with income between 200% and 400% of the federal poverty level at all IASIS hospitals.
    In commenting on the new policy, David R. White, chairman and chief executive officer of IASIS Healthcare said, "As the challenge of caring for the increasing number of people without health insurance continues to grow, IASIS has carefully considered ways to make healthcare services more accessible and affordable for the uninsured.
We believe by expanding our charity care policy, we further our mission of providing high-quality healthcare and improving the quality of life for the individuals and communities we serve."
    A listen-only simulcast and 30-day replay of IASIS Healthcare
LLC's fiscal fourth quarter and year-end conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern
Time on November 15, 2004. A copy of this press release will also be available on the Company's website.
    IASIS LLC, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS LLC owns or leases 15 acute care hospitals and one behavioral health hospital with a total of 2,267 beds in service and has total annual net revenue of approximately $1.4 billion. These hospitals are located in five regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; Las Vegas, NV; and four cities in Texas, including San Antonio. IASIS LLC also has ownership interests in three ambulatory surgery centers and owns and operates a Medicaid managed health plan in Phoenix that serves over 100,000 members. For more information on IASIS LLC, please visit the Company's website at www.iasishealthcare.com.
    This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations.
Forward-looking statements involve risks and uncertainties including, without limitation, the risks and uncertainties related to our ability to retain and negotiate favorable contracts with managed care plans, changes in legislation that may significantly reduce government healthcare spending and our revenue, our substantial level of indebtedness that could adversely affect our financial condition, the significant operating and financial restrictions placed on us under our various credit facilities and notes, our hospitals' competition for patients from other hospitals and healthcare providers, our hospitals' facing a growth in bad debts resulting from the increase in co-payments and deductibles to employees from employers, growth in charity care provided to uninsured patients at our hospitals, our ability to recruit and retain quality physicians, our hospitals' competition for staffing which may increase our labor costs and reduce profitability, our failure to comply with extensive laws and government regulations, the possibility that we may become subject to federal and state investigations in the future, a failure of our information systems that would adversely affect our ability to properly manage our operations, an economic downturn or other material change in any one of the regions in which we operate, potential liabilities because of claims brought against our facilities, increasing insurance costs that may reduce our cash flows and net earnings, our ability to control costs at HealthChoice, the possibility of HealthChoice's contract with the Arizona Health Care
Cost Containment System being discontinued, significant competition from other for-profit and not-for-profit hospitals that may affect our ability to acquire hospitals, difficulties with the integration of acquisitions that may disrupt our ongoing operations, difficulties with consolidation or construction of our new hospital that may disrupt our ongoing operations and require unanticipated capital expenditures, state efforts to regulate the construction or expansion of hospitals that could impair our ability to operate and expand our operations, potential responsibilities and costs under environmental laws that could lead to material expenditures or liability, and those risks, uncertainties and other matters detailed in IASIS LLC's
Registration Statement on Form S-4 (File No. 333-117362), as amended, as filed with the Securities and Exchange Commission.
    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate.
In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


                         IASIS HEALTHCARE LLC
    Condensed and Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                                                          Predecessor
                                                           ----------
                                                  Three       Three
                                                 Months      Months
                                                  Ended       Ended
                                                Sept. 30,   Sept. 30,
                                                  2004        2003
                                               ----------  ----------
Net revenue:
 Acute care revenue                              $276,426    $242,263
 Premium revenue                                   81,322      40,893
                                               ----------  ----------
   Total net revenue                              357,748     283,156

Cost and expenses:
 Salaries and benefits                            105,900      98,127
 Supplies                                          42,321      39,924
 Medical claims                                    68,186      34,484
 Rents and leases                                   8,118       8,027
 Other operating expenses                          52,749      43,981
 Provision for bad debts                           36,955      24,141
 Interest expense, net                             14,547      14,272
 Depreciation and amortization                     19,971      17,463
 Management fees                                      746        --
 Impairment of assets held for sale                  --          --
 Loss on early
  extinguishment of debt                              232        --
 Merger expenses                                     --          --
 Write-off of debt issue costs                       --          --
                                               ----------  ----------
   Total costs and expenses                       349,725     280,419

Earnings (loss) before gain (loss) on
 sale of assets, minority interests
 and income taxes                                   8,023       2,737
Gain (loss) on sale of assets, net                    (99)       --
Minority interests                                 (1,085)       (696)
                                               ----------  ----------

Earnings (loss) before income taxes                 6,839       2,041
Income tax expense                                  3,292        --
                                               ----------  ----------

Net earnings (loss)                                $3,547      $2,041
                                               ==========  ==========


                                                     Predecessor
                                               ----------------------
                                     June 23,   Oct. 1,
                                       2004       2003        Year
                                     through    through       Ended
                                    Sept. 30,   June 22,    Sept. 30,
                                      2004        2004        2003
                                   ----------  ----------  ----------


Net revenue:
 Acute care revenue                  $301,305    $794,887    $934,192
 Premium revenue                       88,169     202,273     153,964
                                   ----------  ----------  ----------
   Total net revenue                  389,474     997,160   1,088,156

Cost and expenses:
 Salaries and benefits                115,538     308,881     375,509
 Supplies                              46,580     129,665     152,199
 Medical claims                        74,051     168,338     128,595
 Rents and leases                       8,840      23,158      33,545
 Other operating expenses              57,346     145,648     164,482
 Provision for bad debts               39,486      87,466      86,231
 Interest expense, net                 15,667      39,673      53,881
 Depreciation and amortization         21,648      50,490      56,280
 Management fees                          746        --          --
 Impairment of assets held for sale      --          --        11,741
 Loss on early
  extinguishment of debt                  232      51,852       3,900
 Merger expenses                         --        19,750        --
 Write-off of debt issue costs           --         8,850        --
                                   ----------  ----------  ----------
   Total costs and expenses           380,134   1,033,771   1,066,363

Earnings (loss) before gain (loss)
 on sale of assets, minority
 interests and income taxes             9,340     (36,611)     21,793
Gain (loss) on sale of assets, net       (107)      3,731         588
Minority interests                     (1,207)     (3,098)     (1,828)
                                   ----------  ----------  ----------

Earnings (loss) before income taxes     8,026     (35,978)     20,553
Income tax expense                      3,321       1,152        --
                                   ----------  ----------  ----------

Net earnings (loss)                    $4,705    $(37,130)    $20,553
                                   ==========  ==========  ==========


                         IASIS HEALTHCARE LLC
               Condensed and Consolidated Balance Sheets
                  (in thousands except share amounts)

                                                          Predecessor
                                                           ----------
                                                Sept. 30,   Sept. 30,
                                                  2004        2003
                                               ----------  ----------
ASSETS                                         (Unaudited)
Current assets:
 Cash and cash equivalents                        $98,805    $101,070
 Accounts receivable, net of
  allowance for doubtful accounts of
  $94,139 and $47,028, respectively               165,280     153,183
 Inventories                                       26,253      23,842
 Prepaid expenses and other
  current assets                                   21,297      16,316
 Assets held for sale                                --        11,070
                                               ----------  ----------
   Total current assets                           311,635     305,481

Property and equipment, net                       532,459     435,477
Goodwill                                          252,204     252,204
Unallocated purchase price                        585,013        --
Other assets, net                                  42,850      36,837
                                               ----------  ----------
   Total assets                                $1,724,161  $1,029,999
                                               ==========  ==========

LIABILITIES AND EQUITY
Current liabilities:
 Accounts payable                                 $61,295     $54,172
 Salaries and benefits payable                     36,463      29,842
 Accrued interest payable                          13,821      20,978
 Medical claims payable                            55,421      25,767
 Other accrued expenses and
  other current liabilities                        26,142      20,529
 Current portion of long-term debt
  and capital lease obligations                    10,728       5,903
                                               ----------  ----------
   Total current liabilities                      203,870     157,191

Long-term debt and capital
 lease obligations                                902,026     658,531
Other long-term liabilities                        31,596      27,795
Minority interest                                  12,964      10,383
Equity:
 Member's equity                                  573,705        --
 Preferred stock - $0.01 par value,
  authorized 5,000,000 shares; no shares
  issued and outstanding at September 30, 2003       --          --
 Common stock - $0.01 par value, authorized
  100,000,000 shares; 31,985,029 issued and
  31,956,113 outstanding at September 30, 2003       --           320
 Nonvoting common stock - $0.01 par value,
  authorized 10,000,000 shares; no shares
  issued and outstanding at September 30, 2003       --          --
 Additional paid-in capital                          --       450,720
 Treasury stock, at cost, 16,306,541 shares
  at September 30, 2003                              --      (155,300)
 Accumulated deficit                                 --      (119,641)
                                               ----------  ----------
   Total equity                                   573,705     176,099
                                               ----------  ----------
   Total liabilities and equity                $1,724,161  $1,029,999
                                               ==========  ==========

                         IASIS HEALTHCARE LLC
    Condensed and Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)

                                                     Predecessor
                                               ----------------------
                                    June 23,     Oct. 1,
                                      2004        2003        Year
                                    through     through       Ended
                                    Sept. 30,   June 22,    Sept. 30,
                                      2004        2004        2003
                                   ----------  ----------  ----------
Cash flows from operating activities:
 Net earnings (loss)                   $4,705   $(37,130)     $20,553
 Adjustments to reconcile net
  earnings (loss) to net cash
  provided by operating activities:
   Depreciation and amortization       21,648      50,490      56,280
   Minority interests                   1,207       3,098       1,828
   Impairment of assets
    held for sale                        --          --        11,741
   Deferred income taxes                3,232        --          --
   Loss (gain) on sale of assets          107      (3,731)       (588)
   Loss on early extinguishment
    of debt                              --        14,993       3,900
   Write-off of debt issue costs         --         8,850        --
   Changes in operating assets
    and liabilities, net of
    acquisition and disposal:
     Accounts receivable                8,722      (8,542)      1,413
     Establishment of accounts
      receivable of recent
      acquisition                        --       (11,325)       --
     Inventories, prepaid expenses
      and other current assets         (1,581)     (5,656)     (2,356)
     Accounts payable and other
      accrued liabilities              25,980       6,991      24,508
                                   ----------  ----------  ----------
     Net cash provided by
      operating activities             64,020      18,038     117,279
                                   ----------  ----------  ----------

Cash flows from
 investing activities:
  Purchases of property
   and equipment                      (44,806)    (82,265)    (80,600)
  Cash paid for acquisition            (1,950)    (23,032)       --
  Proceeds from sales of assets          --        14,928       3,205
  Change in other assets                  797      (1,650)     (2,853)
                                   ----------  ----------  ----------
     Net cash used in
      investing activities            (45,959)    (92,019)    (80,248)
                                   ----------  ----------  ----------

Cash flows from
 financing activities:
  Proceeds from issuance of
   common stock, net                     --       529,000           2
  Proceeds from debt borrowings          --       900,000     589,600
  Cash paid to security holders          --      (677,780)       --
  Payment of merger costs
   incurred by members of
   IASIS Investment LLC                  --       (10,800)       --
  Payment of debt and
   capital leases                      (1,852)   (651,371)   (516,249)
  Debt financing costs incurred          (349)    (31,469)    (14,667)
  Distribution of
   minority interests                    (983)     (2,510)       (762)
  Net proceeds received from
   (costs paid for) hospital
   syndications                           (15)      1,784       6,115
                                   ----------  ----------  ----------
     Net cash provided by
     (used in) financing activities    (3,199)     56,854      64,039
                                   ----------  ----------  ----------

Increase (decrease) in cash
 and cash equivalents                  14,862     (17,127)    101,070
Cash and cash equivalents at
 beginning of period                   83,943     101,070        --
                                   ----------  ----------  ----------
Cash and cash equivalents
 at end of period                     $98,805     $83,943    $101,070
                                   ==========  ==========  ===========

Supplemental disclosure of
 cash flow information:
  Cash paid for interest               $3,285     $62,029     $49,198
                                   ==========  ==========  ==========
  Cash paid (refund received)
   for income taxes, net                  $(3)      $(105)        $57
                                   ==========  ==========  ==========

Supplemental schedule of
 noncash investing and
 financing activities:
  Capital lease obligations
   incurred to acquire equipment        $--        $1,542      $8,033
                                   ==========  ==========  ==========
 Property and equipment
  in accounts payable                 $11,006     $13,165       $--
                                   ==========  ==========  ==========
 Stock consideration received           $--       $40,000       $--
                                   ==========  ==========  ==========

                         IASIS HEALTHCARE LLC
                    Segment Information (Unaudited)
                            (in thousands)

                          For the Three Months Ended Sept. 30, 2004
                       ----------------------------------------------
                         Acute       Health
                          Care       Choice  Eliminations Consolidated
                       ----------  ----------  ----------  ----------
Net acute care revenue   $276,426       $--         $--      $276,426
Premium revenue              --        81,322        --        81,322
Revenue between
 segments                   2,665        --        (2,665)       --
                       ----------  ----------  ----------  ----------
   Net revenue            279,091      81,322      (2,665)    357,748

Salaries and benefits     103,302       2,598        --       105,900
Supplies                   42,260          61        --        42,321
Medical claims               --        70,851      (2,665)     68,186
Rents and leases            7,896         222        --         8,118
Other operating
 expenses                  50,262       2,487        --        52,749
Provision for
 bad debts                 36,955        --          --        36,955
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)     38,416       5,103        --        43,519

Interest expense, net      14,547        --          --        14,547
Depreciation and
 amortization              19,914          57        --        19,971
Management fees               746        --          --           746
Loss on early
 extinguishment of debt       232        --          --           232
                       ----------  ----------  ----------  ----------
Earnings before loss
 on sale of assets,
 minority interests
 and taxes                  2,977       5,046        --         8,023
Loss on sale
 of assets, net               (99)       --          --           (99)
Minority interests         (1,085)       --          --        (1,085)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes           $1,793      $5,046       $--        $6,839
                       ==========  ==========  ==========  ==========
Segment assets         $1,713,849     $10,312              $1,724,161
                       ==========  ==========              ==========
Capital expenditures      $41,740        $155                 $41,859
                       ==========  ==========              ==========

                          For the Three Months Ended Sept. 30, 2003
                       ----------------------------------------------
                         Acute       Health
Predecessor               Care       Choice  Eliminations Consolidated
---------------------  ----------  ----------  ----------  ----------
Net acute care revenue   $242,263       $--         $--      $242,263
Premium revenue              --        40,893        --        40,893
Revenue between
 segments                   1,590        --        (1,590)       --
                       ----------  ----------  ----------  ----------
   Net revenue            243,853      40,893      (1,590)    283,156

Salaries and benefits      96,327       1,800        --        98,127
Supplies                   39,878          46        --        39,924
Medical claims               --        36,074      (1,590)     34,484
Rents and leases            7,901         126        --         8,027
Other operating
 expenses                  43,362         619        --        43,981
Provision for
 bad debts                 24,141        --          --        24,141
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)     32,244       2,228        --        34,472

Interest expense, net      14,272        --          --        14,272
Depreciation and
 amortization              17,424          39        --        17,463
                       ----------  ----------  ----------  ----------
Earnings before
 minority interests
 and taxes                    548       2,189        --         2,737
Minority interests           (696)       --          --          (696)
                       ----------  ----------  ----------  ----------
   Earnings (loss)
    before income taxes     $(148)     $2,189       $--        $2,041
                       ==========  ==========  ==========  ==========
Segment assets         $1,027,643      $2,356              $1,029,999
                       ==========  ==========              ==========
Capital expenditures      $21,284        $115                 $21,399
                       ==========  ==========              ==========

                         IASIS HEALTHCARE LLC
              Segment Information (Unaudited) - Continued
                            (in thousands)

                                For the Period June 23, 2004
                                 through September 30, 2004
                       ----------------------------------------------
                         Acute       Health
                          Care       Choice  Eliminations Consolidated
                       ----------  ----------  ----------  ----------
Net acute care revenue   $301,305       $--         $--      $301,305
Premium revenue              --        88,169        --        88,169
Revenue between
 segments                   2,790        --        (2,790)       --
                       ----------  ----------  ----------  ----------
   Net revenue            304,095      88,169      (2,790)    389,474

Salaries and benefits     112,702       2,836        --       115,538
Supplies                   46,513          67        --        46,580
Medical claims               --        76,841      (2,790)     74,051
Rents and leases            8,602         238        --         8,840
Other operating
 expenses                  54,655       2,691        --        57,346
Provision for
 bad debts                 39,486        --          --        39,486
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)     42,137       5,496        --        47,633

Interest expense, net      15,667        --          --        15,667
Depreciation and
 amortization              21,587          61        --        21,648
Management fees               746        --          --           746
Loss on early
 extinguishment of debt       232        --          --           232
                       ----------  ----------  ----------  ----------
Earnings before loss
 on sale of assets,
 minority interests
 and taxes                  3,905       5,435        --         9,340
Loss on sale of
 assets, net                 (107)       --          --          (107)
Minority interests         (1,207)       --          --        (1,207)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes           $2,591      $5,435       $--        $8,026
                       ==========  ==========  ==========  ==========
Segment assets         $1,713,849     $10,312              $1,724,161
                       ==========  ==========              ==========
Capital expenditures      $44,638        $168                 $44,806
                       ==========  ==========              ==========

                                For the Period Oct. 1, 2003
                                   through June 22, 2004
                       ----------------------------------------------
                         Acute       Health
Predecessor               Care       Choice  Eliminations Consolidated
---------------------  ----------  ----------  ----------  ----------
Net acute care revenue   $794,887       $--        $--      $794,887
Premium revenue              --       202,273       --       202,273
Revenue between
 segments                   8,031        --       (8,031)       --
                       ----------  ----------  ----------  ----------
   Net revenue            802,918     202,273     (8,031)    997,160

Salaries and benefits     302,095       6,786       --       308,881
Supplies                  129,518         147       --       129,665
Medical claims               --       176,369     (8,031)    168,338
Rents and leases           22,694         464       --        23,158
Other operating
 expenses                 138,534       7,114       --       145,648
Provision for
 bad debts                 87,466        --         --        87,466
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)    122,611      11,393       --       134,004

Interest expense, net      39,673        --         --        39,673
Depreciation and
 amortization              50,360         130       --        50,490
Loss on early
 extinguishment of debt    51,852        --         --        51,852
Merger expenses            19,750        --         --        19,750
Write-off of debt
 issue costs                8,850        --         --         8,850
                       ----------  ----------  ----------  ----------
Earnings (loss) before
 gain on sale of assets,
 minority interests
 and taxes                (47,874)     11,263       --       (36,611)
Gain on sale of
 assets, net                3,731        --         --         3,731
Minority interests         (3,098)       --         --        (3,098)
                       ----------  ----------  ----------  ----------
   Earnings (loss)
    before income taxes $(47,241)     $11,263      $--      $(35,978)
                       ==========  ==========  ==========  ==========
Capital expenditures      $81,945        $320                $82,265
                       ==========  ==========              ==========

                         IASIS HEALTHCARE LLC
              Segment Information (Unaudited) - Continued
                            (in thousands)

                            For the Year Ended September 30, 2003
                       ----------------------------------------------
                         Acute       Health
Predecessor               Care       Choice  Eliminations Consolidated
---------------------  ----------  ----------  ----------  ----------
Net acute care revenue   $934,192       $--         $--      $934,192
Premium revenue              --       153,964        --       153,964
Revenue between
 segments                   7,062        --        (7,062)       --
                       ----------  ----------  ----------  ----------
   Net revenue            941,254     153,964      (7,062)  1,088,156

Salaries and benefits     368,799       6,710        --       375,509
Supplies                  151,896         303        --       152,199
Medical claims               --       135,657      (7,062)    128,595
Rents and leases           33,033         512        --        33,545
Other operating
 expenses                 162,153       2,329        --       164,482
Provision for
 bad debts                 86,231        --          --        86,231
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)    139,142       8,453        --       147,595

Interest expense, net      53,881        --          --        53,881
Depreciation and
 amortization              56,154         126        --        56,280
Impairment of assets
 held for sale             11,741        --          --        11,741
Write-off of debt
 issue costs                3,900        --          --         3,900
                       ----------  ----------  ----------  ----------
Earnings before gain
 on sale of assets,
 minority interests
 and taxes                 13,466       8,327        --        21,793
Gain on sale of
 assets, net                  588        --          --           588
Minority interests         (1,828)       --          --        (1,828)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes          $12,226      $8,327       $--       $20,553
                       ==========  ==========  ==========  ==========
Segment assets         $1,027,643      $2,356              $1,029,999
                       ==========  ==========              ==========
Capital expenditures      $80,390        $210                 $80,600
                       ==========  ==========              ==========

(1) Adjusted EBITDA represents net earnings (loss) before interest expense, gain (loss) on sale of assets, minority interests, income tax expense, depreciation and amortization, loss on early extinguishment of debt, write-off of debt issue costs, impairment of assets held for sale, merger expenses and management fees. Merger expenses include legal and advisory expenses and special bonus compensation of the Predecessor incurred in connection with the acquisition of IASIS by Texas Pacific Group (TPG). Management fees represent advisory fees to TPG, the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings
     (loss), cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                         IASIS HEALTHCARE LLC
         Combined Financial and Operating Data (1) (Unaudited)

                         Three Months Ended          Year Ended
                              Sept. 30,               Sept. 30,
                       ----------------------  ----------------------
                          2004         2003        2004       2003
                       ----------  ----------  ----------  ----------
Consolidated Hospitals:
Number of hospitals
 at end of period              15          14          15          14
Beds in service at
 end of period              2,267       2,028       2,267       2,028
Average length of
 stay (days)                  4.4         4.3         4.4         4.4
Occupancy rates
 (average beds
 in service)                 46.7%       48.2%       49.8%       50.0%
Admissions                 22,425      20,796      90,749      83,229
 Percentage change            7.8%                    9.0%
Adjusted admissions        36,187      34,560     145,591     138,494
 Percentage change            4.7%                    5.1%
Patient days               97,490      89,840     396,484     369,620
Adjusted patient days     152,284     143,540     614,594     589,268
Outpatient revenue
 as a % of gross
 patient revenue             34.8%       36.4%       34.2%       36.7%

Same Facility (2):
Number of hospitals
 at end of period              14          14          14          14
Beds in service at
 end of period              2,081       2,028       2,081       2,028
Net acute care
 revenue (in millions)     $252.5      $243.9    $1,040.0      $941.3
  Percentage change           3.5%                   10.5%
Average length of
 stay (days)                  4.3         4.3         4.4         4.4
Occupancy rates
 (average beds
 in service)                 45.8%       48.2%       49.3%       50.0%
Admissions                 20,431      20,796      85,030      83,229
 Percentage change           (1.8%)                   2.2%
Adjusted admissions        33,667      34,560     138,406     138,494
 Percentage change           (2.6%)                  (0.1%)
Patient days               87,763      89,840     370,683     369,620
Adjusted patient days     139,999     143,540     582,176     589,268
Outpatient revenue
 as a % of gross
 patient revenue             36.3%       36.4%       35.3%       36.7%

(1) The results of IASIS LLC and the Predecessor have been combined in the financial and operating data shown above.

(2) Results exclude North Vista Hospital (formerly known as Lake Mead Hospital Medical Center), which was acquired in the second quarter of 2004, with 186 beds in service.


                         IASIS HEALTHCARE LLC
          Supplemental Condensed and Consolidated Statements
                 of Operations Information (Unaudited)
                            (in thousands)

                                                           Predecessor
                                                           ----------
                                                  Three       Three
                                                  Months      Months
                                                  Ended       Ended
                                                Sept. 30,   Sept. 30,
                                                  2004        2003
                                               ----------  ----------
Consolidated Results:
Net earnings (loss)                                $3,547      $2,041
Add:
 Interest expense, net                             14,547      14,272
 Loss (gain) on sale of assets, net                    99        --
 Minority interests                                 1,085         696
 Income tax expense                                 3,292        --
 Depreciation and amortization                     19,971      17,463
 Loss on early extinguishment
  of debt                                             232        --
 Write-off of debt issue costs                       --          --
 Impairment of assets
  held for sales                                     --          --
 Merger expenses                                     --          --
 Management fees                                     746         --
                                               ----------  ----------
Adjusted EBITDA (1)                               $43,519    $34,472
                                               ==========  ==========

                                                     Predecessor
                                               ----------------------
                                    June 23,    Oct. 1,
                                      2004       2003         Year
                                     through    through       Ended
                                    Sept. 30,   June 22,    Sept. 30,
                                      2004        2004        2003
                                   ----------  ----------  ----------

Consolidated Results:
Net earnings (loss)                    $4,705    $(37,130)    $20,553
Add:
 Interest expense, net                 15,667      39,673      53,881
 Loss (gain) on sale of assets, net       107      (3,731)       (588)
 Minority interests                     1,207       3,098       1,828
 Income tax expense                     3,321       1,152        --
 Depreciation and amortization         21,648      50,490      56,280
 Loss on early extinguishment
  of debt                                 232      51,852       3,900
 Write-off of debt issue costs           --         8,850        --
 Impairment of assets
  held for sales                         --          --        11,741
 Merger expenses                         --        19,750        --
 Management fees                          746        --          --
                                   ----------  ----------  ----------
Adjusted EBITDA (1)                   $47,633    $134,004    $147,595
                                   ==========  ==========  ==========

(1) Adjusted EBITDA represents net earnings (loss) before interest expense, gain (loss) on sale of assets, minority interests, income tax expense, depreciation and amortization, loss on early extinguishment of debt, write-off of debt issue costs, impairment of assets held for sale, merger expenses and management fees. Merger expenses include legal and advisory expenses and special bonus compensation of the Predecessor incurred in connection with the acquisition of IASIS by Texas Pacific Group (TPG). Management fees represent advisory fees to TPG, the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings
     (loss), cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                         IASIS HEALTHCARE LLC
            Combined Condensed and Consolidated Statements
                     of Operations (Unaudited) (1)
                            (in thousands)

                                                     Year Ended
                                                      Sept. 30,
                                               ----------------------
                                                  2004         2003
                                               ----------  ----------
Net revenue:
 Acute care revenue                            $1,096,192    $934,192
 Premium revenue                                  290,442     153,964
                                               ----------  ----------
   Total net revenue                            1,386,634   1,088,156

Cost and expenses:
 Salaries and benefits                            424,419     375,509
 Supplies                                         176,245     152,199
 Medical claims                                   242,389     128,595
 Rents and leases                                  31,998      33,545
 Other operating expenses                         202,994     164,482
 Provision for bad debts                          126,952      86,231
 Interest expense, net                             55,340      53,881
 Depreciation and amortization                     72,138      56,280
 Management fees                                      746        --
 Impairment of assets held for sale                  --        11,741
 Merger expenses                                   19,750        --
 Loss on early extinguishment of debt              52,084       3,900
 Write-off of debt issue costs                      8,850        --
                                               ----------  ----------
  Total costs and expenses                      1,413,905   1,066,363

Earnings (loss) before gain (loss)
 on sale of assets, minority interests
 and income taxes                                 (27,271)     21,793
Gain (loss) on sale of assets, net                  3,624         588
Minority interests                                 (4,305)     (1,828)
                                               ----------  ----------

Earnings (loss) before income taxes               (27,952)     20,553
Income tax expense                                  4,473        --
                                               ----------  ----------

Net earnings (loss)                              $(32,425)    $20,553
                                               ==========  ==========

(1) The results of IASIS LLC and the Predecessor have been combined to show net loss for the year ended September 30, 2004. Net earnings for the year ended September 30, 2003, represents the actual results of operations of the Predecessor.


    CONTACT: IASIS Healthcare LLC
             Investor contact:
             David R. White or W. Carl Whitmer, 615-844-2747 or
             News media contact:
             Tomi Galin, 615-467-1255